UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024

FIBROGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36740	77-0357827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

409 Illinois Street
San Francisco, California		94158
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 978-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On September 12, 2024, Suzanne Blaug, Benjamin Cravatt, and Gerald Lema each provided to the Board of Directors (the “Board”) notification of their resignations from the Board of FibroGen, Inc. (the “Company”), effective September 30, 2024. Ms. Blaug, Dr. Cravatt, and Mr. Lema’s resignations as directors are not the result of any disagreement with the Company or its management on any matter relating to the Company’s operations, policies, or practices.

Ms. Blaug joined the Company in June 2019 and served in a number of capacities during her tenure with the Company, including as Chair and a member of the Compensation Committee, and as a member of the Nominating and Corporate Governance Committee.

Dr. Cravatt joined the Company in August 2020 and served in a number of capacities during his tenure with the Company, including as a member of the Nominating and Corporate Governance Committee.

Mr. Lema joined the Company in September 2017 and served in a number of capacities during his tenure with the Company, including as a member of the Audit Committee and Compensation Committee.

The Company is extremely grateful for their service over the years, and wish Ms. Blaug, Dr. Cravatt, and Mr. Lema the best in their future endeavors. We have benefitted greatly from their counsel and direction.

New Committee Assignments

As a result of the foregoing director resignations, the Board appointed new chairmanships and memberships for each Board committee, effective as of September 30, 2024: the Audit Committee will be comprised of Mr. Jeffrey L. Edwards as Chair, Dr. Maykin Ho, and Mr. James A. Schoeneck; the Compensation Committee will be comprised of Mr. James A. Schoeneck as Chair, and Dr. Aoife Brennan; and the Nominating and Corporate Governance Committee will be comprised of Mr. James A. Schoeneck as Chair, and Mr. Jeffrey L. Edwards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROGEN, INC.

Date:	September 13, 2024	By:	/s/ Michael Lowenstein
Michael Lowenstein Chief Legal Officer